UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 6, 2005

CRA INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Massachusetts	000-24049	04-2372210
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

200 Clarendon Street, Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (617) 425-3000

CHARLES RIVER ASSOCIATES INCORPORATED
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                             Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At our annual meeting of shareholders on May 6, 2005, our shareholders voted to approve an amendment to our Articles of Organization to change our name to CRA International, Inc.  On May 6, 2005, we filed with the Secretary of the Commonwealth of Massachusetts Articles of Amendment to our Articles of Organization to effect this corporate name change.  A copy of the Articles of Amendment is attached to this current report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(c)  Exhibits

Number	Title

99.1	Articles of Amendment filed with the Secretary of the Commonwealth of Massachusetts on May 6, 2005

99.2	Press release dated May 6, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRA INTERNATIONAL, INC.

Dated: May 10, 2005	By:	/s/ J. Phillip Cooper
J. Phillip Cooper
Executive Vice President and Chief Financial Officer

Exhibit Index

Number	Title

99.1	Articles of Amendment filed with the Secretary of the Commonwealth of Massachusetts on May 6, 2005

99.2	Press release dated May 6, 2005